UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 3, 2011

Power-One, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-29454	77-0420182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

740 Calle Plano Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

(805) 987-8741

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07:              Submission of Matters to Vote of Stockholders.

The Annual Meeting of Stockholders of Power-One, Inc. (“Power-One” or the “Company”) was held on May 3, 2011.  Proxies were solicited by the Company pursuant to Regulation 14 under the Securities Exchange Act of 1934 for the following four proposals:

Proposal 1:  To elect the members of the Board of Directors, subject to the right of the holders of the Company’s preferred stock to separately elect two directors;

Proposal 2:  To adopt an advisory resolution on named executive officer compensation;

Proposal 3:  To conduct an advisory vote on the frequency of future advisory votes on named executive officer compensation;

Proposal 4:  To approve the amendment to the Amended and Restated Power-One, Inc. 2004 Stock Incentive Plan; and

Proposal 5:  To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Power-One for the 2011 fiscal year.

Proxies representing 89,846,283 shares of the common stock eligible to vote at the meeting, or 86.1% of the outstanding common shares, were voted.   Proxies representing 17,500,000 shares of the preferred stock eligible to vote at the meeting, or 100% of the outstanding preferred shares, were voted.

The following is a tabulation of the votes with respect to each of the proposals:

Proposal One

Election of Common Stock Directors

	Votes For	% of Voted Shares Voting For	Votes Withheld	Votes Abstained	Broker Non-Votes
Kendall R. Bishop	58,690,736	98.05	1,170,192	-0-	29,985,355
Jon Gacek	58,882,220	98.37	978,708	-0-	29,985,355
Kambiz Hooshmand	58,868,968	98.34	991,960	-0-	29,985,355
Mark Melliar-Smith	59,244,642	98.97	616,286	-0-	29,985,355
Richard M. Swanson	59,352,487	99.15	508,441	-0-	29,985,355
Richard J. Thompson	59,148,421	98.81	712,507	-0-	29,985,355
Jay Walters	59,017,268	98.59	843,660	-0-	29,985,355

Election of Preferred Stock Directors

	Votes For	% of Voted Shares Voting For	Votes Withheld	Votes Abstained	Broker Non-Votes
Kyle Ryland	17,500,000	100%	-0-	-0-	-0-
Ajay Shah	17,500,000	100%	-0-	-0-	-0-

Proposal Two

Advisory Resolution on

Named Executive Officer Compensation

Votes For	% of Voted Shares Voting For	Votes Against	Votes Abstained	Broker Non-Votes
53,185,415	68.75	23,993,413	182,100	29,985,355

Proposal Three

Advisory Vote on Frequency of Future Advisory Votes on

Named Executive Officer Compensation

1 Year	% of Voted Shares Voting For 1 Year	2 Year	3 Year	Votes Abstained	Broker Non-Votes
46,786,626	60.48	8,857,965	21,597,105	119,232	29,985,355

Proposal Four

Amendment and Restatement of

Power-One, Inc., 2004 Stock Incentive Plan

Votes For	% of Voted Shares Voting For	Votes Against	Votes Abstained	Broker Non-Votes
71,682,252	92.66	5,442,574	236,102	29,985,355

Proposal Five

Ratification of the Appointment of

Independent Registered Public Accounting Firm

Votes For	% of Voted Shares Voting For	Votes Against	Votes Abstained	Broker Non- Votes
106,756,792	99.45	412,006	177,485	-0-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER-ONE, INC.
(Registrant)

		By:	/s/GARY R. LARSEN
Date:	May 5, 2011		Gary R. Larsen
Senior Vice President — Finance and Chief Financial Officer